UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ___________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 2, 2004
                        (Date of earliest event reported)


                          NATHANIEL ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware             000-27783                84-1572525
(State or Other Jurisdiction (Commission File No.) (IRS Employer Identification
         Incorporation)                                   Number)


               8001 S. InterPort Blvd., Englewood, Colorado 80112
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 690-8300

Item 5. Other Events and Required FD Disclosure.

     On July 2, 2004, Nathaniel Energy Corporation issued a press release announcing the termination of a Gasifier Supply and Start-Up Agreement with L & R Energy, LLC, relating to the supply of two 1800 BHP Thermal Combustors (TM) for a Refuse Derived Fuel project in Cologna Veneta, Italy. The press release is attached hereto as Exhibit 99.1.

     On July 9, 2004, the company issued a press release announcing the retirement of Stanley Abrams and his resignations from all his positions with the company, including his position as Chief Executive Officer and Director. The press release is attached hereto as Exhibit 99.2.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

        99.1 Press Release, dated July 2, 2004, issued by Nathaniel Energy Corporation.

        99.2 Press Release, dated July 9, 2004, Issued by Nathaniel Energy Corporation.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NATHANIEL ENERGY CORPORATION


Dated:  July 13, 2004           By: /s/ George A. Cretecos
                                    -------------------------------------------
                                    George A. Cretecos, Chief Operating Officer








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